UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 6, 2005

Commission file number 1-11625

Pentair, Inc.

(Exact name of Registrant as specified in its charter)

Minnesota	41-0907434
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

5500 Wayzata Blvd, Suite 800, Golden Valley, Minnesota	55416
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (763) 545-1730

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement

On January 6, 2005, the Compensation Committee (the “Committee”) of the Board of Directors of Pentair, Inc. (“Pentair”) approved a Letter Agreement and a Confidentiality and Non-Competition Agreement (collectively, the “Agreements”), each between Pentair and Michael Schrock, the President and Chief Executive Officer of the Enclosures Group of Pentair. The Committee approved the Agreements based on Mr. Schrock’s past performance and as a means to more effectively retain Mr. Schrock. The Agreements contain the following material terms and conditions:

•	Pentair granted Mr. Schrock a grant of 61,275 shares of restricted common stock of Pentair, which are subject to the provisions of Pentair’s Omnibus Stock Incentive Plan. However, 100% of this award vests on the fifth anniversary of the date of grant instead of the typical vesting schedule used for such awards under the Omnibus Stock Incentive Plan.

•	Mr. Schrock agreed, during or after his term of employment, not to disclose confidential information that he may learn or acquire during his employment or use confidential information for his own benefit or for the benefit of another.

•	Mr. Schrock agreed, during his term of employment, to devote his full-time and energy to furthering Pentair’s business and to not pursue any other business activity without Pentair’s written consent.

•	Mr. Schrock agreed, for a period of two years following his last day of employment with Pentair, to not take certain actions specified in the Agreements that would compete with the Enclosures Group.

Copies of the Letter Agreement and the Confidentiality Agreement are filed as Exhibits 10.1 and 10.2, respectively, and are incorporated by reference herein.

ITEM 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Exhibits

The following exhibits are provided as part of the information furnished under Item 1.01 of this Current Report on Form 8-K:

	Exhibit	Description
	10.1	Letter Agreement, dated January 6, 2005, between Pentair, Inc. and Michael Schrock.

	10.2	Confidentiality and Non-Competition Agreement, dated January 6, 2005, between Pentair, Inc. and Michael Schrock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on January 10, 2005.

PENTAIR, INC. Registrant

By	/s/ David D. Harrison
David D. Harrison
Executive Vice President and Chief Financial Officer (Chief Accounting Officer)

PENTAIR, INC.

Exhibit Index to Current Report on Form 8-K

Dated January 6, 2005

Exhibit Number	Description
10.1	Letter Agreement, dated January 6, 2005, between Pentair, Inc. and Michael Schrock.

10.2	Confidentiality and Non-Competition Agreement, dated January 6, 2005, between Pentair, Inc. and Michael Schrock.